ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                        February 1, 2000 - February  29, 2000

SETTLEMENT DATE:                               15-Mar-00

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. VIII and
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)  Beginning Aggregate Contract Principal Balance ........................                                 $ 76,995,312.19
                                                                                                                   ----------------
     (b.)  Contract Principal Balance of all Collections allocable to
            Contracts ............................................................                                 $  4,647,460.56
                                                                                                                   ----------------
     (c.)  Contract Principal Balance of Charged-Off Contracts ...................                                 $    213,373.21
                                                                                                                   ----------------
     (e.)  Ending Aggregate Contract Principal Balance of all Contracts
            as of this Settlement Date ...........................................                                 $ 72,134,478.42
                                                                                                                   ----------------

           BALANCES ON THIS SETTLEMENT DATE
     (d.)  Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)                                     0.6118750                     $ 60,499,830.60
                                                                                     ---------                     ----------------
     (e1.) Ending Class A-1 Principal Balance                                        0.2464819   $ 12,553,195.60
                                                                                     ---------   ---------------
     (e2.) Ending Class A-2 Principal Balance                                        1.0000000   $ 38,500,927.00
                                                                                     ---------   ---------------
     (e3.) Ending Class A-3 Principal Balance                                        1.0000000   $  9,445,708.00
                                                                                     ---------   ---------------
     (f.)  Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)                                     1.0000000                     $ 11,599,991.00
                                                                                     ---------                     ----------------


II.  COMPLIANCE RATIOS

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all
            Contracts ............................................................                                 $ 79,242,030.47
                                                                                                                   ----------------

     (b.)  CBR of Contracts 1 - 30 days delinquent ...............................                                 $  5,468,991.60
                                                                                                                   ----------------
     (c.)   % of Delinquent Contracts 1- 30 days as of the related
             Calculation Date ....................................................                                            6.90%
                                                                                                                   ----------------

     (d.)  CBR of Contracts 31 - 60 days delinquent ..............................                                 $  4,033,487.22
                                                                                                                   ----------------
     (e.)   % of Delinquent Contracts 31- 60 days as of the related
             Calculation Date ....................................................                                            5.09%
                                                                                                                   ----------------

     (f.)  CBR of Contracts 61 - 90 days delinquent .............................                                 $  2,456,664.50
                                                                                                                   ----------------
     (g.)   % of Delinquent Contracts 61 - 90 days as of the related
             Calculation Date ....................................................                                            3.10%
                                                                                                                   ----------------

     (h.)  CBR of Contracts 91 - 120 days delinquent .............................                                 $  1,973,996.25
                                                                                                                   ----------------
     (i.)   % of Delinquent Contracts 91 - 120 days as of the related
             Calculation Date ....................................................                                            2.49%
                                                                                                                   ----------------

     (j1.) % of Delinquent Contracts 31 days or more as of the related
            Calculation Date .....................................................                                           10.68%
                                                                                                                   ----------------
     (j2.) Month 2:            Jan-00 (1) ........................................                                           10.69%
                               -------                                                                             ----------------
     (j3.) Month 3:            Dec-99 ............................................                                            9.14%
                               -------                                                                             ----------------
     (j4.) Three month rolling average % of Delinquent Contracts 31 days
            or more ..............................................................                                           10.17%
                                                                                                                   ----------------

     (k1.) Net Charge-Off % for the related Collection Period (annualized
            30/360) ..............................................................                                            2.07%
                                                                                                                   ----------------
     (k2.) Month 2:            Jan-00 ............................................                                            1.81%
                               -------                                                                             ----------------
     (k3.) Month 3:            Dec-99 ............................................                                            2.92%
                               -------                                                                             ----------------
     (k4.) Three month rolling average % for Defaulted Contracts .................                                            2.27%
                                                                                                                   ----------------

           Does the Cumulative Loss % exceed
     (l1.) The Loss Trigger Level % from Beginning Period to and including
            12th Collection Period?  Y or N ......................................                                          NO
                                                                                                                   ----------------
     (l2.) The Loss Trigger Level % from 13th Collection Period to and
            including 24th Collection Period? Y or N .............................                                          n/a
                                                                                                                   ----------------
     (l3.) The Loss Trigger Level % from 25th Collection Period and
            thereafter?  Y or N ..................................................                                          n/a
                                                                                                                   ----------------


     (m1.) Residual Realization for the related Collection Period ................                                          123.97%
                                                                                                                   ----------------
     (m2.) Month 2:            Jan-00 ............................................                                          124.77%
                               -------                                                                             ----------------
     (m3.) Month 3:            Dec-99 ............................................                                          130.05%
                               -------                                                                             ----------------
     (m4.) Three month rolling average Residual Realization Ratio ................                                          126.26%
                                                                                                                   ----------------


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
     (n.)  Does the three month rolling Residual Realization ratio
            exceed 100% Y or N ...................................................                                          YES
                                                                                                                   ----------------


III. FLOW OF FUNDS
     (1.)  The amount on deposit in Available Funds ..............................                                 $  5,535,512.50
                                                                                                                   ----------------
     (2.)  The prepayment amounts deposited, if any, by the Issuers'
            to the Collection Account for removal of defaulted contracts .........                                 $         -
                                                                                                                   ----------------
     (3.)  Total deposits in the Collection Account to be used as
            available funds on this Payment Date .................................                                 $  5,535,512.50
                                                                                                                   ----------------

     (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial
            Unpaid Balance .......................................................                                 $         50.91
                                                                                                                   ----------------
     (b.)  To the Servicer, the Servicing Fee and miscellaneous
            amounts, if any ......................................................                                 $     64,162.76
                                                                                                                   ----------------

           To Series 1999-1 Noteholders:
     (c.)  To Class A, the total Class A Note Interest and Class A
            Overdue Interest for the related period ..............................                                 $    348,245.53
                                                                                                                   ----------------
                               Interest on Class A-1 Notes .......................               $     80,894.24
                                                                                                 ---------------
                               Interest on Class A-2 Notes .......................               $    213,038.46
                                                                                                 ---------------
                               Interest on Class A-3 Notes .......................               $     54,312.82
                                                                                                 ---------------
     (d.)  Interest on Class B Notes for the related period ......................                                 $     70,276.61
                                                                                                                   ----------------

     (e.)  To Series 1999-1 Noteholders:
           To Class A, the total applicable Principal Payment ....................                                 $  4,860,833.77
                                                                                                                   ----------------
                               Principal Payment to Class A-1 Noteholders ........               $  4,860,833.77
                                                                                                 ---------------
                               Principal Payment to Class A-2 Noteholders ........               $         -
                                                                                                 ---------------
                               Principal Payment to Class A-3 Noteholders ........               $         -
                                                                                                 ---------------
           To Class B for applicable Principal Payment to the extent
            of the Class B Floor .................................................                                 $         -
                                                                                                                   ----------------


     (f.)  To the Reserve Account:
           The amount needed to increase the amount in the Reserve
            Account to the Required Reserve ......................................                                 $    191,942.92
                                                                                                                   ----------------


     (g.)  Upon the occurrence of a Residual Event        the lesser of:
           (A) the remaining Available Funds and .................................               $         -
                                                                                                 ---------------
           (B) the aggregate amount of Residual Receipts included
            in Available Funds ...................................................               $         -
                                                                                                 ---------------
           To be deposited to the Residual Account ...............................                                 $         -
                                                                                                                   ----------------

     (h.)  To the Issuers, as owner of the Pledged Assets, any
            remaining Available Funds on deposit in the Collection
            Account (the "Issuers' Interest") ....................................                                 $         (0.00)
                                                                                                                   ----------------

IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning
            of the Collection Period .............................................                                 $  1,838,363.05
                                                                                                                   ----------------
     (b.)  Servicer Advances reimbursed during the Collection Period .............                                 $     44,526.59
                                                                                                                   ----------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed
            on the Settlement Date ...............................................                                 $         -
                                                                                                                   ----------------
     (d.)  Servicer Advances made during the related Collection
            Period ...............................................................                                 $     18,789.46
                                                                                                                   ----------------
     (e.)  Aggregate amount of Servicer Advances at the end of
            the Collection Period ................................................                                 $  1,812,625.92
                                                                                                                   ----------------
     (f.)  Amount of delinquent Scheduled Payments for which
            Servicer Advances were not made ......................................                                 $         -
                                                                                                                   ----------------


V.   RESERVE ACCOUNT
     (a.)  Amount on deposit at the beginning of the related
            Collection Period ....................................................                                 $  1,778,605.74
                                                                                                                   ----------------
     (b.)  Amount of interest earnings reinvested for the related
            Monthly Period .......................................................                                 $      7,776.92
                                                                                                                   ----------------
     (c.)  Amounts used to cover shortfalls, if any, for the related
            Collection Period ....................................................                                 $         -
                                                                                                                   ----------------
     (d.)  Amounts transferred from the Collection Account, if
            applicable ...........................................................                                 $    191,942.92
                                                                                                                   ----------------
     (e.)  Balance remaining before calculating Required Reserve
            Amount ...............................................................                                 $  1,978,325.58
                                                                                                                   ----------------
     (f.)  Required Reserve Amount needed as of the related
            Collection Period ....................................................                                 $  3,604,991.08
                                                                                                                   ----------------
     (g1.) If (d) above is greater than (e), then excess amount to be
            transferred to the Series Obligors ...................................                                 $         -
                                                                                                                   ----------------
     (g2.) If (e) is greater than (d), then amount of shortfall ..................                                 $  1,626,665.50
                                                                                                                   ----------------

     (h.)  Amounts on deposit at the end of the related Collection
            Period (e minus g1) ..................................................                                 $  1,978,325.58
                                                                                                                   ----------------

     (i.)  Is the Required Reserve Amount equal to the balance in the
            Reserve Account as of the related Collection period? Y or N ..........                                           NO
                                                                                                                   ----------------

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
VI.  RESIDUAL ACCOUNT
     (a.)  Amount on deposit at the beginning of the related
            Collection Period ....................................................                                 $         -
                                                                                                                   ----------------
     (b.)  Amounts transferred from the Collection Account .......................                                 $         -
                                                                                                                   ----------------
     (c.)  Amounts used to cover shortfalls for the related
            Collection Period ....................................................                                 $         -
                                                                                                                   ----------------
     (d.)  Amount on deposit at the end of the related
            Collection Period ....................................................                                 $         -
                                                                                                                   ----------------


VII. ADVANCE PAYMENTS

     (a.)  Beginning aggregate Advance Payments ..................................                                 $    946,418.31
                                                                                                                   ----------------
     (b.)  Add:  Amount of Advance Payments collected during the
            related Collection Period ............................................                                 $    698,368.24
                                                                                                                   ----------------
     (c.)  Add:  Investment earnings for the related Collection
            Period ...............................................................                                 $         -
                                                                                                                   ----------------
     (d.)  Less: Amount of Advance Payments withdrawn for deposit
            into Facility Account ................................................                                 $    677,505.67
                                                                                                                   ----------------
     (e.)  Ending aggregate Advance Payments .....................................                                 $    967,280.88
                                                                                                                   ----------------



       ADVANTA BUSINESS SERVICES CORP., AS SERVICER

       BY:       /s/ John Paris

       TITLE:     SR VP
                --------------------------------
       DATE:     03/10/00
                --------------------------------


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